ACQUISITIONS	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
ACQUISITIONS	ACQUISITIONS
EVO Payments, Inc.

In March 2023, we acquired all of the outstanding common stock of EVO Payments, Inc. (“EVO”). EVO is a payment technology and services provider, offering payment solutions to merchants ranging from small and middle market enterprises to multinational companies and organizations across the Americas and Europe. The acquisition aligns with our technology-enabled payments strategy, expands our geographic presence in attractive markets and augments our business-to-business software and payment solutions business.
Total purchase consideration was $4.3 billion, which consisted of the following (in thousands):

Cash paid to EVO shareholders (1)	$3,273,951
Cash paid for equity awards attributable to purchase consideration (2)	58,510
Value of replacement awards attributable to purchase consideration (3)	2,484
Total purchase consideration transferred to EVO shareholders	3,334,945
Repayment of EVO's unsecured revolving credit facility (including accrued interest and fees)	665,557
Payment of certain acquiree transaction costs and other liabilities on behalf of EVO (4)	269,118
Total purchase consideration	$4,269,620

(1) Holders of EVO common stock, convertible preferred stock and common units received $34 for each share of EVO common stock held at the effective time of the transaction.

(2) Pursuant to the merger agreement, we cash settled vested options and certain unvested equity awards of EVO equity award holders.

(3) Pursuant to the merger agreement, we granted equity awards for approximately 0.3 million shares of Global Payments common stock to certain EVO equity award holders. Each such replacement award is subject to the same terms and conditions (including vesting and exercisability) that applied to the corresponding EVO equity award. We apportioned the fair value of the replacement awards between purchase consideration (the portion attributable to pre-acquisition services in relation to the total vesting term of the award) and amounts to be recognized in periods following the acquisition as share-based compensation expense over the requisite service period of the replacement awards.

(4) Certain acquiree transaction costs and liabilities, including amounts outstanding under EVO’s tax receivable agreement, were required to be repaid by us upon consummation of the acquisition.
The cash portion of the purchase consideration was funded through cash on hand and borrowings under our revolving credit facility.

We accounted for the EVO acquisition as a business combination, which generally requires that we recognize the assets acquired and liabilities assumed at fair value as of the acquisition date. The final estimated acquisition-date fair values of major classes of assets acquired and liabilities assumed, including a reconciliation to the total purchase consideration, were as follows (in thousands):

Final Amounts

Cash and cash equivalents	$324,859
Accounts receivable	51,470
Settlement processing assets	134,712
Deferred income tax assets	1,734
Property and equipment	72,100
Identifiable intangible assets	1,478,995
Other assets	148,567
Accounts payable and accrued liabilities	(289,360)
Settlement lines of credit	(7,587)
Settlement processing obligations	(163,535)
Deferred income tax liabilities	(253,221)
Other liabilities	(61,207)
Total identifiable net assets	1,437,527
Redeemable noncontrolling interests	(471,119)
Goodwill	3,303,212
Total purchase consideration	$4,269,620

During the year ended December 31, 2024, we made measurement-period adjustments that increased the amount of goodwill by $19.9 million, primarily related to deferred income taxes as a result of finalizing the evaluation of the differences in the bases of assets and liabilities for financial reporting and tax purposes. The effects of the measurement-period adjustments on our consolidated statement of income for the year ended December 31, 2024 were not material.

Goodwill arising from the acquisition was included in the Merchant Solutions segment and was attributable to expected growth opportunities, potential synergies from combining the acquired business into our existing businesses and an assembled workforce. We expect that approximately $1.2 billion of the goodwill from this acquisition will be deductible for income tax purposes.
The following table reflects the estimated acquisition-date fair values of the identified intangible assets of EVO and their respective weighted-average estimated amortization periods:

	Estimated Fair Value	Weighted-Average Estimated Amortization Periods
	(in thousands)	(years)
Customer-related intangible assets	$916,000	11
Contract-based intangible assets	470,000	12
Acquired technologies	86,995	7
Trademarks and trade names	6,000	2
Total estimated identifiable intangible assets	$1,478,995	11

For the year ended December 31, 2024, and during the period from the acquisition date through December 31, 2023, the acquired operations of EVO contributed less than 10% to our consolidated revenues and operating income. The historical revenue and earnings of EVO were not material for the purpose of presenting pro forma information. In addition, transaction costs associated with this business combination were not material.

Other Acquisitions

During the years ended December 31, 2024, 2023 and 2022, we completed other acquisitions that were insignificant, individually and in the aggregate, to the consolidated financial statements. For one of the acquisitions during the year ended December 31, 2024, $47.3 million of consideration is payable in the year ending December 31, 2025 and $8.8 million is payable in the year ending December 31, 2026.

Valuation of Identified Intangible Assets
For the acquisitions discussed above, the estimated fair values of customer-related and contract-based intangible assets were generally determined using the income approach, which was based on projected cash flows discounted to their present value using discount rates that consider the timing and risk of the forecasted cash flows. The discount rates used represented a risk adjusted market participant weighted-average cost of capital, derived using customary market metrics. Acquired technologies were valued using the replacement cost method, which required us to estimate the costs to construct an asset of equivalent utility at prices available at the time of the valuation analysis, with adjustments in value for physical deterioration and functional and economic obsolescence. Trademarks and trade names were valued using the "relief-from-royalty" approach. This method assumes that trademarks and trade names have value to the extent that their owner is relieved of the obligation to pay royalties for the benefits received from them. This method required us to estimate the future revenues for the related assets, the appropriate royalty rate and the weighted-average cost of capital.